SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota 55413	55413
(Address of principal executive offices)	(Zip Code)

(612) 623-6000
(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits

(c)	The following exhibit is being furnished herewith:

99.	Press Release, dated July 17, 2003, of Graco Inc.

Item 9.	Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition)

        The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

        On July 17, 2003, Graco Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended June 27, 2003. The release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.
Date: July 18, 2003	By: \s\Robert M. Mattison
Its: Vice President, General Counsel and Secretary